SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: April 27, 2005

LIFELINE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-30489	84-1097796
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	Number)

6400 South Fiddler's Green Circle, Suite 1750, Englewood, CO 80111
(New address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code: (720) 488-1711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     None

Item 1.02 Termination of a Material Definitive Agreement

     None

Item 1.03 Bankruptcy or Receivership

     None

Section 2 — Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

     None

Item 2.02 Results of Operations and Financial Condition

     None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under anOff-Balance
Sheet Arrangement of a Registrant

     None

Item 2.04 Triggering Events That Accelerate or Increase a Direct FinancialObligation
or an Obligation Under and Off-Balance Sheet Arrangement

     None

Item 2.05 Costs Associated with Exit or Disposal Activities

     None

Item 2.06 Material Impairments

     None

Section 3 — Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     None

Item 3.02 - Unregistered Sales of Equity Securities

     None

Item 3.03 Material Modification to Rights of Security Holders

     None

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountants

     None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a RelatedAudit
Report or Completed Interim Review

     None.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

     None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment
of Principal Officers

     On April 22, 2005, the Board of Directors appointed Mr. Jim Krejci as a member of the Board of Directors. Mr. Krejci brings a wealth of healthcare and business leadership experience to the Board. His medical industry experience includes leadership at the 3M Company and General Electric Diagnostic Imaging Division, and culminated as Division President of Becton Dickinson Labware, with responsibility for over 800 employees.

     Mr. Krejci worked in the private sector for over 30 years and managed high-tech and telecommunication firms, including the Mind Extension University, Jones Lightwave, Jones Futurex, Galactic Radio and other companies for Jones International, Ltd. and Jones Intercable, Inc. He has also been the CEO of a number of other high-tech start-ups in the Denver area and worked in the international sector as President, International Division, for International Gaming Technologies.

     Mr. Krejci also brings a community service background to the LFLT Board. He has served on the Board of Directors for Goodwill Industries of Denver, Denver Scores, and the American Diabetes Association (ADA) of Denver. He subsequently was appointed as the Executive Director of the New Mexico ADA, and presently serves as the Executive Director of the Epilepsy Foundation of Colorado.

     Mr. Krejci also teaches Marketing Management, Principals of Leadership, Marketing Research and Management Theory and Practice at the University of Phoenix Online Graduate School of Business. He received a B.S in Chemical Engineering and an MBA in Marketing from the University of Wisconsin with the distinction of graduating first in the MBA class.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     None

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee BenefitPlans

     None

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

     None

Section 6 — [Reserved]

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

     None

Section 8 - Other Events

Item 8.01 Other Events

     None

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.
(b)	Pro Forma financial information.
(c)	Exhibits

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 27, 2005

LIFELINE THERAPEUTICS, INC. By: /s/ Daniel W. Streets Daniel W. Streets, CFO/Secretary